December 19, 1997



U.S. Securities and Exchange Commission
Operations Center, Stop 0-7
6432 General Green Way
Alexandria, Virginia  22312


Re:  Urban Shopping Centers, Inc.
     Commission File No. 1-12278
     Form 8-K


Gentlemen:

Transmitted, for the above-captioned registrant is the electronically filed executed copy of registrant's current report on Form 8-K/A Amendment No. 1 dated December 19, 1997.

Thank you.

Very truly yours,

URBAN SHOPPING CENTERS, INC.


By:  ADAM S. METZ
     Executive Vice President, Chief Financial
     Officer, Director of Acquisitions and
     Chief Accounting Officer





ASM/go
Enclosures

               SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C.  20549



                           FORM 8-K/A

                         AMENDMENT NO. 1


Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934





                  URBAN SHOPPING CENTERS, INC.
     (Exact name of registrant as specified in its charter)



        Maryland                    1-12278                  36-3886885
(State of incorporation)    (Commission File Number)    (I.R.S. Employer
                                                        Identification No.)



       900 North Michigan Avenue,
               Suite 1500                                       60611
          Chicago, Illinois                                  (Zip Code)
(Address of principal executive offices)



 Registrant's telephone number, including area code: (312) 915-2000




                         Not Applicable
  (Former name or former address, if changed since last report)

  The undersigned registrant hereby amends the following section of its Report dated November 14, 1997 on Form 8-K as set forth in the pages attached hereto:

  Item 7.  Financial Statements and Exhibits












                           SIGNATURES


  Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                 URBAN SHOPPING CENTERS, INC.


                            By:  ADAM S. METZ
                                 Executive Vice President, Chief
                                 Financial Officer, Treasurer,
                                 Director of Acquisitions and Chief
                                 Accounting Officer



Date: December 19, 1997

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

     Listed below are the financial statements, pro forma financial information and exhibits which are included herein:

          a.   Financial Statements.

               Combined Statements of Operations for Fox
               Valley Center and Hawthorn Center for the nine months ended September 30, 1997 (unaudited) and the year ended December 31, 1996 with Independent
               Auditors' Report thereon

          b.   Pro Forma Financial Information.

               Pro Forma Condensed Consolidated Balance
               Sheet as of September 30, 1997 (unaudited)

               Pro Forma Condensed Consolidated Statement of
               Operations for the nine months ended September 30, 1997 (unaudited)

               Pro Forma Condensed Consolidated Statement of
               Operations for the year ended December 31, 1996
               (unaudited)

          c.   Exhibits.

               10.1 Hawthorn, L.P. Agreement of
                    Purchase and Sale of Partnership Interest dated November 14, 1997

               10.2 Fox Valley Mall LLC Agreement of
                    Purchase and Sale of Membership Interest dated November 14, 1997

               10.3 Loan Agreement dated as of November
                    14, 1997 between Fox Valley Mall LLC and
                    Lehman Brothers Holdings Inc.

               10.4 Loan Agreement dated as of November
                    14, 1997 between Hawthorn, L.P. and Lehman
                    Brothers Holdings Inc.

               10.5 Registration Rights Agreement
                    between the Company and the Investor dated
                    November 13, 1997

               10.6 Articles Supplementary relating to
                    the Preferred Shares

               10.7 Third Amendment to Second Amended
                    and Restated Agreement of Limited Partnership of Urban Shopping Centers, L.P.

               23.1 Independent Auditors' Consent

                  INDEPENDENT AUDITORS' REPORT



The Board of Directors and Shareholders
Urban Shopping Centers, Inc.:


     We have audited the accompanying Combined Statement of Operations of Fox Valley Center (Fox Valley) and Hawthorn Center (Hawthorn) for the year ended December 31, 1996. This Statement is the responsibility of management. Our responsibility is to express an opinion on the Statement based on our audit.

     We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the Statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the Statement. We believe that our audit provides a reasonable basis for our opinion.

     As explained in Note 1, the accompanying Statement was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission. The presentation is not intended to be a complete presentation of Fox
Valley's and Hawthorn's revenues and expenses.

     In our opinion, the Statement referred to above presents fairly, in all material respects, certain revenues and expenses of Fox Valley and Hawthorn for the year ended December 31, 1996, in conformity with generally accepted accounting principles.


                                             KPMG PEAT MARWICK LLP


Chicago, Illinois
December 12, 1997

                          URBAN SHOPPING CENTERS, INC.

                      FOX VALLEY CENTER AND HAWTHORN CENTER

                   COMBINED STATEMENTS OF OPERATIONS (NOTE 1)

        FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1997 (UNAUDITED) AND THE
                          YEAR ENDED DECEMBER 31, 1996

                                ($000's omitted)

                                             Nine Months
                                                Ended               Year
                                            September 30,           Ended
                                                1997             December 31,
                                             (Unaudited)             1996
                                            --------------      --------------
 Shopping center revenues:
  Minimum rents                             $       16,347      $       22,581
  Percentage rents                                     560               1,132
  Recoveries from tenants                           10,334              13,529
  Other                                              2,463               1,589
                                            --------------      --------------
                                                    29,704              38,831
                                            --------------      --------------

 Shopping center expenses:
  Real estate taxes                                  2,036               2,787
  Utilities                                          2,665               3,480
  Repairs and maintenance                            2,965               3,991
  Advertising                                          555                 708
  Other operating                                    2,469               3,229
                                            --------------      --------------
                                                    10,690              14,195
                                            --------------      --------------

    Operating income                        $       19,014      $       24,636
                                            ==============      ==============


          See accompanying notes to combined statements of operations.

                  URBAN SHOPPING CENTERS, INC.

           NOTES TO COMBINED STATEMENTS OF OPERATIONS

      NINE MONTHS ENDED SEPTEMBER 30, 1997 (UNAUDITED) AND
                  YEAR ENDED DECEMBER 31, 1996

                        ($000's omitted)

(1)  BASIS OF PRESENTATION

     The accompanying historical combined statements of operations for Fox Valley Center (Fox Valley) and Hawthorn Center (Hawthorn) are presented in conformity with Rule 3-14 of the Securities and Exchange Commission. The statements of operations are not representative of the actual operations for the nine months ended September 30, 1997 and the year ended December 31, 1996, as certain revenues and expenses, which may not be comparable to the revenues and expenses expected to be incurred in the future operations have been excluded. Revenues and expenses excluded consist of interest income on short-term investments, management fees, mortgage interest, and depreciation and amortization.

     In the opinion of management, all adjustments (consisting solely of normal recurring adjustments) necessary for a fair presentation of the combined statements of operations have been included. The results for the interim period ended September 30, 1997 are not necessarily indicative of the results to be obtained for the full fiscal year.

(2)  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     Investment Property

     Repair and maintenance expenses are charged to operations as incurred. Significant betterments and improvements are capitalized and depreciated over their estimated useful lives.

     Revenue Recognition

     Minimum rent is recognized on a straight-line basis over the terms of the related leases.

     Income Taxes

     Fox Valley and Hawthorn are owned by Urban Shopping Centers,
Inc. (Urban) through Urban Shopping Centers, L.P. as of November
14, 1997.  Urban operates as a real estate investment trust
(REIT) and under the provision of the Internal Revenue Code, a REIT will generally not be subject to Federal and state income taxes.

     Use of Estimates

     The preparation of statements of operations in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of revenues and expenses during the reporting periods.
Actual results could differ from those estimates.

                  URBAN SHOPPING CENTERS, INC.

     NOTES TO COMBINED STATEMENTS OF OPERATIONS - CONCLUDED


(3)  LEASES

     Management has determined that all leases relating to Fox Valley and Hawthorn are properly classified as operating leases; therefore, rental income is reported when earned. Leases with tenants range in term from one to 30 years and generally provide for fixed minimum rents and reimbursement of operating costs. In addition, leases with shopping center tenants provide for additional rent based upon percentages of tenant sales volumes.

     Minimum lease payments to be received in the years 1998 to 2002, and thereafter, under the above lease agreements are $19,814, $18,818, $17,469, $15,795, $14,238, and $41,649,
respectively.

                  URBAN SHOPPING CENTERS, INC.

                 PRO FORMA FINANCIAL STATEMENTS

                       SEPTEMBER 30, 1997

                           (Unaudited)



     The following unaudited pro forma condensed consolidated financial statements for Urban Shopping Centers, Inc. (Urban) reflect the acquisition by Urban of Fox Valley Center (Fox Valley) and Hawthorn Center (Hawthorn). The pro forma condensed consolidated financial statements have been prepared based upon certain pro forma adjustments to the historical financial statements of Urban.

     The accompanying unaudited pro forma condensed consolidated balance sheet as of September 30, 1997 has been prepared as if Fox Valley and Hawthorn had been acquired as of the balance sheet date.

     The accompanying unaudited pro forma condensed consolidated statements of operations for the nine months ended September 30, 1997 and for the year ended December 31, 1996 have been prepared as if the Fox Valley and Hawthorn acquisitions had occurred as of January 1, 1996.

     The unaudited pro forma condensed consolidated financial statements do not purport to be indicative of the results which would actually have been obtained had the transactions described above been completed on the dates indicated or which may be obtained in the future. The unaudited pro forma condensed consolidated financial statements should be read in conjunction with the combined statements of operations for Fox Valley and Hawthorn included herein.

                          URBAN SHOPPING CENTERS, INC.

                 PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET

                               SEPTEMBER 30, 1997

                                   (Unaudited)
                     ($000's omitted, except share amounts)


                                                  Pro Forma
                               Historical        Adjustments       Pro Forma
                              ------------      ------------      ------------
                 Assets
Investment properties, net
 of accumulated
 depreciation                 $    837,417      $    265,003 (a)  $  1,102,420
Investments in unconsolidated
 partnerships and the
 Management Company                122,734                             122,734
 Cash, cash equivalents and
  short-term investments             8,371            (3,728)(b)         4,643
Interest, rents and other
 receivables                        19,748                              19,748
Deferred expenses and other
 assets                             12,386             1,107 (c)        13,493
                              ------------      ------------      ------------

                              $  1,000,656      $    262,382      $  1,263,038
                              ============      ============      ============


   Liabilities and
   Stockholders' Equity
Liabilities:
 Mortgage notes payable       $    483,077      $    163,392 (d)  $    646,469
 Land sale-leaseback
  proceeds                          75,000                              75,000
 Deferred lease accrual             18,007                              18,007
 Accounts payable and other
  liabilities                       32,922                              32,922
 Investments in
  unconsolidated
   partnerships                     37,856                              37,856

 Commitments and
  contingencies
                              ------------      ------------      ------------
    Total liabilities              646,862           163,392           810,254

Minority interest                  136,174                             136,174





                          URBAN SHOPPING CENTERS, INC.

           PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET - CONTINUED



                                                 Pro Forma
                               Historical       Adjustments         Pro Forma
                              ------------      ------------      ------------
Stockholders' equity:
 Preferred stock, $.01 par
   value, 5,000,000 shares
   authorized, 2,999,400
   pro forma shares issued
   and outstanding                      --                30 (e)            30
 Common stock, $.01 par
   value, 140,000,000 shares
   authorized, 17,247,742
   historical and pro forma
   shares, respectively,
   issued and outstanding              172                                 172
 Unit voting stock, $.01 par
   value, 5,000,000 shares
   authorized, 407,935 and
   344,058 historical and pro
   forma shares, issued and
   outstanding                           4                                   4
 Additional paid-in capital        360,310            98,960 (f)       459,270
 Retained earnings (deficit)      (142,866)                           (142,866)
                              ------------      ------------      ------------
      Total stockholders'
      equity                       217,620            98,990           316,610
                              ------------      ------------      ------------

                              $  1,000,656      $    262,382      $  1,263,038
                              ============      ============      ============













            See accompanying notes to pro forma financial statements.

                          URBAN SHOPPING CENTERS, INC.

            PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

                  FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1997

                                   (Unaudited)
                     ($000's omitted, except share amounts)


                                                  Pro Forma
                               Historical        Adjustments (g)   Pro Forma
                              ------------      ------------      ------------
Revenues:
 Shopping center revenues:
   Minimum rents              $     68,112      $     16,347      $     84,459
   Percentage rents                  3,738               560             4,298
   Recoveries from tenants          33,225            10,334            43,559
   Other                             2,680             2,463             5,143
                              ------------      ------------      ------------
                                   107,755            29,704           137,459
 Interest income                     1,183                               1,183
                              ------------      ------------      ------------

                                   108,938            29,704           138,642
                             -------------      ------------      ------------

Expenses:
 Shopping center expenses           36,873            11,433 (h)        48,306
 Mortgage and other
  interest and ground rent          27,349             8,272 (i)        35,621
 Depreciation, amortization
  and write-off of assets           24,574             5,631 (j)        30,205
 General and administrative          2,386                               2,386
                              ------------      ------------      ------------

                                    91,182            25,336           116,518
                              ------------      ------------      ------------


















                          URBAN SHOPPING CENTERS, INC.

      PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS - CONTINUED



                                                  Pro Forma
                               Historical        Adjustments (g)   Pro Forma
                              ------------      ------------      ------------
     Operating income               17,756             4,368            22,124

Income from unconsolidated
  partnerships and the
  Management Company                 3,125                               3,125
                              ------------      ------------      ------------

     Income before other
       gains, minority
       interest and
       extraordinary items          20,881             4,368            25,249

Other gains                          3,673                               3,673
Minority interest                   (8,620)           (1,322)(k)        (9,942)
                              -------------     ------------      ------------

     Income before
      extraordinary items           15,934             3,046            18,980

Dividends on preferred stock            --            (4,567)(l)        (4,567)
                              ------------      ------------      ------------
     Income before
      extraordinary items
      applicable to common
      and unit voting
      common stock            $     15,934      $     (1,521)     $     14,413
                              ============      ============      ============

     Income before
      extraordinary items
      per common and unit
      voting common stock     $       0.92                        $       0.83
                              ============                        ============

     Weighted average common
      and unit voting common
      stock outstanding         17,364,903                          17,364,903
                              ============                        ============




            See accompanying notes to pro forma financial statements.

                          URBAN SHOPPING CENTERS, INC.

            PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

                      FOR THE YEAR ENDED DECEMBER 31, 1996

                                   (Unaudited)
                     ($000's omitted, except share amounts)


                                                  Pro Forma
                               Historical        Adjustments (g)   Pro Forma
                              ------------      ------------      ------------
Revenues:
 Shopping center revenues:
   Minimum rents              $     60,944      $     22,581      $     83,525
   Percentage rents                  4,056             1,132             5,188
   Recoveries from tenants          27,659            13,529            41,188
   Other                             2,521             1,589             4,110
                              ------------      ------------      ------------
                                    95,180            38,831           134,011
 Interest income                     1,864                               1,864
                              ------------      ------------      ------------

                                    97,044            38,831           135,875
                              ------------      ------------      ------------

Expenses:
 Shopping center expenses           30,924            15,166 (h)        46,090
 Mortgage and other interest
  and ground rent                   18,666            11,029 (i)        29,695
 Depreciation, amortization
  and write-off of assets           21,544             7,508 (j)        29,052
 General and administrative          2,650                               2,650
                              ------------      ------------      ------------

                                    73,784            33,703           107,487
                              ------------      ------------      ------------



















                          URBAN SHOPPING CENTERS, INC.

      PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS - CONTINUED



                                                  Pro Forma
                               Historical        Adjustments (g)   Pro Forma
                              ------------      ------------      ------------
     Operating income               23,260             5,128            28,388

Income from unconsolidated
 partnerships and the
 Management Company                  4,070                               4,070
                              ------------      ------------      ------------
     Income before other
      gains, minority
      interest and
      extraordinary items           27,330             5,128            32,458

Other gains                          3,372                               3,372
Minority interest                  (10,733)           (1,746)(k)       (12,479)
                              ------------      ------------      ------------

     Income before
      extraordinary items           19,969             3,382            23,351

Dividends on preferred stock            --            (5,999)(l)        (5,999)
                              ------------      ------------      ------------
     Income before
      extraordinary items
      applicable to common
      stock and unit voting
      common stock            $     19,969      $     (2,617)     $     17,352
                              ============      ============      ============

     Income before
      extraordinary items
      per common and unit
      voting common stock     $       1.42                        $       1.23
                              ============                        ============

     Weighted average common
      and unit voting common
      stock outstanding         14,066,243                          14,066,243
                              ============                        ============




            See accompanying notes to pro forma financial statements.

                  URBAN SHOPPING CENTERS, INC.

 NOTES TO PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

        SEPTEMBER 30, 1997 AND FOR THE NINE MONTHS ENDED
     SEPTEMBER 30, 1997 AND THE YEAR ENDED DECEMBER 31, 1996

                           (Unaudited)
             ($000's omitted, except share amounts)

(a)  The pro forma adjustment reflects Urban's acquisition of Fox
     Valley and Hawthorn, including closing costs, as if it occurred on September 30, 1997.

(b) The pro forma adjustment reflects the use of working capital, prior to prorations, to fund, in part, the pro forma acquisition of Fox Valley and Hawthorn.

(c) The pro forma adjustment reflects the deferred financing costs associated with the mortgage notes payable secured in connection with the acquisitions.

(d) The pro forma adjustment reflects the combined mortgage notes payable financed in connection with the acquisitions. At Fox Valley, a nine-year $85,528 secured loan was entered into, while at Hawthorn, an eleven-year $77,864 secured loan was entered into.

(e) The pro forma adjustment reflects the par value of 2,999,400 shares of cumulative convertible redeemable preferred stock ("Preferred Stock") issued in connection with the acquisition of Fox Valley and Hawthorn. Quarterly dividends on the Preferred Stock are equal to the greater of (i) $0.50 per share or (ii) the quarterly dividends then payable on the shares of common stock. The Preferred Stock is convertible into common stock at the option of the holder, at a conversion price of $33.34 per share anytime after August 1998. After six years the Preferred Stock may be redeemed at the option of Urban for cash.

(f) The pro forma adjustment reflects the excess of net proceeds over par value from the issuance of 2,999,400 shares of Preferred Stock.

(g) The pro forma adjustments reflect, unless otherwise noted, certain historical revenues and expenses for Fox Valley and Hawthorn.

(h) The pro forma adjustment includes management fees of 2.5% of gross receipts as a result of the new management agreements with Urban Retail Properties Co.

(i) The pro forma adjustment reflects interest expense on the new aggregate mortgage notes payable of $163,392 at an interest rate of 6.75%.

(j) The pro forma adjustment reflects the depreciation expense resulting from the acquisition of Fox Valley and Hawthorn, assuming an asset life of 30 years and buildings and improvements of $225,252.

                  URBAN SHOPPING CENTERS, INC.

NOTES TO PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS -
                            CONCLUDED


(k) The pro forma adjustment reflects the adjustment for the operating partnership unit holders' share of pro forma income before extraordinary items.

(l) The pro forma adjustment reflects the dividends on the Preferred Stock at $1.5225 and $2.0000 per share respectively, for the nine months ended September 30, 1997 and the twelve months ended December 31, 1996.